EXHIBIT 10.1


                            STOCK PURCHASE AGREEMENT

                                     BETWEEN

                                 SHU KEUNG CHUI

                          AMCO TRANSPORT HOLDINGS, INC.

                                       AND

                           BESTWAY COACH EXPRESS, INC.

                                  JULY 12, 2004

                            STOCK PURCHASE AGREEMENT

      STOCK PURCHASE AGREEMENT, dated as of July 12 , 2004 (this "Agreement"), by and between SHU KEUNG CHUI, a citizen of Hong Kong, (the "Buyer"), AMCO TRANSPORT HOLDINGS, INC., a Delaware corporation ("AMCO" or the "Company"), and BESTWAY COACH EXPRESS, INC., a New York corporation (the "Seller"). The Buyer, the Company and the Seller are referred to collectively herein as the "Parties".

                                   BACKGROUND

      The Seller owns 7,000,000 shares of the issued and outstanding common stock, $0.00001 par value per share ("Common Stock"), of the Company and is the holder of that certain Promissory Note dated April 23, 2002 made by the Company in favor of Seller, as amended by that certain first amendment to the Promissory Note dated April 19, 2003, copies of which are attached hereto marked Exhibits A1 and A2 respectively (collectively the "Promissory Note").

      The Buyer desires to purchase from the Seller, and the Seller desire to sell to the Buyer, 6,900,000 shares (the "Shares") of Common Stock and Seller's right, title and interest to the Promissory Note on the terms set forth herein.

      NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties, and covenants herein contained, the Parties, intending to be legally bound, hereby agree as follows.

      1. DEFINITIONS. Capitalized terms used, but not otherwise defined, herein have the meanings ascribed to such terms in Appendix A hereto.

      2. PURCHASE AND SALE OF SHARES.

            (a) BASIC TRANSACTION. On and subject to the terms and conditions of this Agreement and for the consideration specified below, Buyer shall purchase from the Seller, and the Seller shall sell, convey and transfer to the Buyer:

                  i) six million nine hundred thousand (6,900,000) shares of Common Stock of the Company; and

                  ii) all Seller's right, title and interest in and to the Promissory Note.

            (b) ESCROWED AMOUNTS. The Buyer has deposited Fifty Thousand Dollars ($50,000.00) (the "Escrow Amount") as part of the Purchase Price into escrow with the Seller's counsel (the "Escrow Agent"). The Escrow Agent, pursuant to that certain escrow agreement between the Buyer, Seller and Escrow Agent dated June 16, 2004 ("Escrow Agreement") shall hold the Escrow Amount until the escrowed amount is released as provided in the Escrow Agreement.

            (c) PURCHASE PRICE. The Buyer shall pay to the Seller in the aggregate at the Closing Three Hundred Twenty Five Thousand Dollars ($325,000.00) (which amount includes the Escrow Amount), by (i) delivery of cash in the amount of Two Hundred Seventy Five Thousand Dollars ($275,000.00), payable by wire transfer or delivery of other immediately available funds to the following account: Thelen Reid & Priest, LLP - Attorney Special Account (Non-Interest Bearing), Account # 53505184, ABA # 021-000-089 (Sometimes known as routing number), SWIFT CODE: Citi US33, Citibank, N.A., Citicorp Center, 153 East 53rd Street, New York, New York 10043, Attn: Jeanne Montalbano, (212) 559-2072, Client AMCO Transport Holdings, Inc., Attorney Louis A. Bevilacqua, and (ii) release of the Escrow Amount to the Seller (collectively, the "Purchase Price").

            (d) ADJUSTMENT OF THE PURCHASE PRICE. In the event that the Company shall have any Liabilities or Indebtedness other than the principal and accrued interest due under the Promissory Note as of the Closing, the Purchase Price shall be reduced on a Dollar for Dollar basis by the amount of such liability, provided, however, that if the amount of such Liabilities and Indebtedness, excluding the Company's obligation under the Promissory Note, equals or exceeds $50,000.00, it shall be deemed that the Seller is unable to perform under this Agreement and the Buyer shall be entitled to terminate this Agreement under
Section 10 (a)(ii) below.

            (e) THE CLOSING. The closing of the transactions contemplated by this Agreement (the "Closing") shall take place by exchange of documents among the Parties by fax or courier, as appropriate, following the satisfaction or waiver of all conditions to the obligations of the Parties to consummate the transactions contemplated hereby (other than conditions with respect to actions the respective Parties will take at the Closing itself) or such other date as the Buyer and the Seller may mutually determine (the "Closing Date"); provided, however, that the Closing Date shall not be later than 5:00 p.m. (Eastern Time) July 16, 2004, unless extended by written agreement of all Parties. Once the Parties each have made the respective deliveries called for herein, the Closing shall be deemed to have occurred.

            (f) DELIVERIES AT THE CLOSING. At the Closing: (i) the Seller shall deliver to the Buyer the various certificates, instruments, and documents referred to in Section 7(a) below, (ii) the Buyer shall deliver to the Seller the various certificates, instruments, and documents referred to in Section 7
(b) below, (iii) the Seller shall deliver to the Buyer stock certificates representing all of the Shares, endorsed in blank or accompanied by duly executed assignment documents and including a Medallion Guarantee, (iv) Seller shall deliver to Buyer the original Promissory Note, an assignment of the Promissory Note from the Seller to the Buyer in the form attached hereto as Exhibit B, and (v) the Buyer shall deliver to the Seller the consideration specified in Section 2(c) above. The Escrow Agent's delivery of the Escrow Amount and the balance of the Purchase Price to Seller shall constitute delivery thereof by the Buyer for the purpose of this Section.

      3. REPRESENTATIONS AND WARRANTIES CONCERNING THE TRANSACTION.

            (a) REPRESENTATIONS AND WARRANTIES OF THE SELLER. The Seller represents and warrants to the Buyer that the statements contained in this
Section 3(a) are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this Section 3(a)).

                  (i)  AUTHORIZATION  OF TRANSACTION.  The Seller has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder and the execution, delivery and performance of this Agreement has been authorized by all required corporate action. This Agreement constitutes the valid and legally binding obligation of the Seller, enforceable in accordance with its terms and conditions, except as enforcement may be limited by bankruptcy, insolvency, priority or other laws or court decisions relating to or affecting generally the enforcement of creditors' rights or affecting generally the availability of equitable remedies. The Seller need not give any notice to, make any filing with, or obtain any authorization, consent, or approval of any Governmental Authority in order to consummate the transactions contemplated by this Agreement.

                  (ii) NONCONTRAVENTION. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (A) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any Governmental Authority to which the Seller is subject, or (B) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which the Seller is a party or by which he is bound or to which any of his assets is subject.

                  (iii) BROKERS' FEES. The Seller does not have any Liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement for which the Buyer or the Company could become liable or obligated.

                  (iv) SHARES. The Seller is the owner of record and the beneficial owner of the Shares, free and clear of any restrictions on transfer (other than any restrictions under the Securities Act and state securities laws), Taxes, Security Interests, options, warrants, purchase rights, contracts, commitments, equities, claims, and demands. The Seller is not a party to any option, warrant, purchase right, or other contract or commitment that could require the Seller to sell, transfer, or otherwise dispose of any capital stock of the Company (other than pursuant to this Agreement). The Seller is not a party to any voting trust, proxy, or other agreement or understanding with respect to the voting of any capital stock of the Company. The Shares were duly and validly issued and are fully-paid and non-assessable. Upon delivery of the Shares to the Buyer pursuant to this Agreement, the Buyer will acquire valid title thereto, free and clear of any Security Interests.

                  (v) PROMISSORY NOTE. The Seller has good, valid and marketable title to the Promissory Note, free and clears from all Security Interests or encumbrances. The Seller has not assigned, pledged, hypothecated or otherwise encumbered the Promissory Note. Upon delivery of the original Promissory Note and a duly executed assignment thereof to the Buyer pursuant to this Agreement, the Buyer will acquire valid title thereto, free and clear of any Security Interests. The Seller has not received any payments of principal or interest under the Promissory Note, nor has Seller compromised, forgiven or otherwise reduced the amount of principal and interest due under the Promissory Note.

            (b) REPRESENTATIONS AND WARRANTIES OF THE BUYER. The Buyer represents and warrants to the Seller that the statements contained in this
Section 3(b) are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this Section 3(b)).

                  (i) AUTHORIZATION OF TRANSACTION. The Buyer has full power and authority to execute and deliver this Agreement and to perform his obligations hereunder. This Agreement constitutes the valid and legally binding obligation of the Buyer, enforceable in accordance with its terms and conditions, except as enforcement may be limited by bankruptcy, insolvency, priority or other laws or court decisions relating to or affecting generally the enforcement of creditors' rights or affecting generally the availability of equitable remedies. The Buyer need not give any notice to, make any filing with, or obtain any authorization, consent, or approval of any Governmental Authority in order to consummate the transactions contemplated by this Agreement.

                  (ii) NONCONTRAVENTION. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (A) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any Governmental Authority to which the Buyer is subject, or (B) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which the Buyer is a party or by which it is bound or to which any of its assets are subject.

                  (iii) BROKERS' FEES. The Buyer has no Liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement for which the Seller could become liable or obligated.

                  (iv) STATUS OF THE BUYER. The Buyer represents and warrants that (A) the Buyer is acquiring the Shares for its own account for investment and not for the account of any other person and not with a view to or for distribution, assignment or resale in connection with any distribution within the meaning of the Securities Act, (B) the Buyer agrees not to sell or otherwise transfer the Shares unless they are registered under the Securities Act and any applicable state securities laws, or an exemption or exemptions from such registration are available, (C) the Buyer represents that it has knowledge and experience in financial and business matters such that it is capable of evaluating the merits and risks of acquiring the Shares, (D) the Buyer has had access to all documents, records, and books of the Company pertaining to the investment and was provided the opportunity ask questions and receive answers regarding the terms and conditions of the acquisition of the Shares and to obtain any additional information which the Company possesses or was able to acquire without unreasonable effort and expense, and Buyer received information concerning the Company, Seller and the Shares equivalent to that which would have been included in a registration statement prepared under the Securities Act of 1933, as amended (the "Securities Act"), and (E) the Buyer has no need for the liquidity in its investment in the Company and could afford the complete loss of such investment.

                  (v) BUYER NOT INSOLVENT. Buyer is not insolvent or bankrupt and will not be insolvent or bankrupt after purchasing the Shares.

                  (vi) NO GENERAL SOLICITATION. Buyer was not solicited by Seller or anyone on Seller's behalf to enter into any transaction through any form of general solicitation or general advertising, as those terms are defined in Regulation D under the Securities Act.

                  (vii) RISK ACKNOWLEDGMENT. Buyer acknowledges that the Company has no assets or operating business and that the Shares are speculative and involve a high degree of risk, including among many other risks that the Shares will be restricted as elsewhere described in this Agreement and will not be transferable unless first registered under the Securities Act or pursuant to an exemption from such act's registration requirements.

                  (viii) Restrictive Legend and Stop Order. The Shares when delivered to Buyer will not be registered under the Securities Act or applicable state laws, but shall be transferred in reliance upon the exemptions from registration provided by Section 4(1) of the Securities Act and under analogous state securities laws, on the grounds that the sale of the Shares does not involve any public offering and that Seller is not thereby acting as an issuer, underwriter or dealer. The Shares are "restricted securities" as that term is defined in Rule 144(a) of the General Rules and Regulations under the Securities Act and must be held indefinitely, and the prior written consent of the Company will be necessary for their resale or other transfer, unless they are subsequently registered under the Act or an exemption from the Act's registration requirements is available for their resale or transfer. All certificates delivered evidencing the Shares shall bear a restrictive legend substantially in the following form:

            "The shares represented by this Certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), and are "restricted securities" as that term is defined in Rule 144 under the Act. These shares may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act, or pursuant to an exemption from registration under the Act."

      4. REPRESENTATIONS AND WARRANTIES CONCERNING THE COMPANY. The Seller represents and warrants to the Buyer that the statements contained in this
Section 4 are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this
Section 4).

            (a) SEC REPORTS. The Company has filed all reports, registration statements, definitive proxy statements and other documents and all amendments thereto and supplements thereof required to be filed by it with the U.S. Securities and Exchange Commission ("SEC") since March 9, 2001 (the "SEC
Reports"), all of which have complied in all material respects with the applicable requirements of the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the rules and regulations promulgated thereunder. As of the respective dates of filing in final or definitive form (or, if amended or superseded by a subsequent filing, then on the date of such subsequent filing), none of the Company's SEC Reports contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading.

            (b) ORGANIZATION OF COMPANY. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware. The Company is duly authorized to conduct business and is in good standing under the laws of each jurisdiction where such qualification is required. The Company has full corporate power and authority and all licenses, permits, and authorizations necessary to carry on its business. The Company has no subsidiaries and does not control any other subsidiaries, directly or indirectly, or have any direct or indirect equity participation in any other entity.

            (c) CAPITALIZATION; NO RESTRICTIVE AGREEMENTS. The Company's authorized capital stock, as of the date of this Agreement and as of the Closing, consists of 500,000,000 shares of Common Stock, $0.00001 par value per share, of which 9,550,750 shares are issued and outstanding and 20,000,000 shares of Preferred Stock, $0.00001 par value per share, none of which are issued and outstanding. The Company has reserved 20,000,000 shares of its authorized but unissued shares of Common Stock of each of its AMCO 2002 Stock Plan and its AMCO 2002 Employee Stock Compensation Plan (collectively, "Stock Option Plans"). The Company has not approved or made any grants under either Stock Option Plan. Other than the 40,000,000 shares of Common Stock reserved under its Stock Option Plans, the Company has not reserved any shares of its Common Stock for issuance upon the exercise of options, warrants or any other securities that are exercisable or exchangeable for, or convertible into, Common Stock. All of the issued and outstanding shares of Common Stock are validly issued, fully paid and non-assessable and have been issued in compliance with applicable laws, including, without limitation, applicable federal and state securities laws. There are no outstanding options, warrants or other rights of any kind to acquire any additional shares of capital stock of the Company or securities exercisable or exchangeable for, or convertible into, capital stock of the Company, nor is the Company committed to issue any such option, warrant, right or security. There are no agreements relating to the voting, purchase or sale of capital stock (i) between or among the Company and any of its stockholders, (ii) between or among the Seller and any third party, or (iii) to the best knowledge of the Seller between or among any of the Company's stockholders. Except as noted in Section 12(q), below the Company is not a party to any agreement granting any stockholder of the Company the right to cause the Company to register shares of the capital stock of the Company held by such stockholder under the Securities Act.

            (d) PROMISSORY NOTE. The issuance and delivery of the Promissory Note to the Seller was duly authorized by all requisite corporate action and the Promissory Note constitutes a legal, valid and binding obligation of the Company and is enforceable with respect to the Company in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, priority or other laws or court decisions relating to or affecting generally the enforcement of creditors' rights or affecting generally the availability of equitable remedies. Upon delivery of the Promissory Note and the assignment thereof to the Buyer pursuant to this Agreement, the Buyer will acquire valid title thereto, free and clear of any Security Interests. The Company has not made any payments in respect of principal or interest due under the Promissory Note nor is the Company aware of any assignment of the Promissory Note by the Seller.

            (e) FINANCIAL STATEMENTS. Except as set forth in Schedule 4(e), the Financial Statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis, fairly present the financial condition, results of operations and cash flows of the Company as of the respective dates thereof and for the periods referred to therein and are consistent with the books and records of the Company. As of the Closing, the Company does not have any liability (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due), including any liability for taxes other than under the Promissory Note.

            (f) ABSENCE OF CERTAIN CHANGES. Except as set forth in Schedule 4(f), since December 31, 2003, there has not been any event or condition of any character which has adversely affected, or may be expected to adversely affect, the Company's business or prospects, including, but not limited to any adverse change in the condition, assets, liabilities (existing or contingent) or business of the Company from that shown in the Financial Statements.

            (g) LEGAL PROCEEDINGS. Except as set forth in Schedule 4(g), there is no legal, administrative, investigatory, regulatory or similar action, suit, claim or proceeding which is pending or, to the Seller's knowledge, threatened against the Company which, if determined adversely to the Company, could have, individually or in the aggregate, a material adverse effect on the business, assets, or prospects of the Company or which in any manner challenges or seeks to prevent, enjoin, alter or delay the transactions contemplated by this Agreement.

            (h) LEGAL COMPLIANCE. Except as set forth in Schedule 4(h) the Company has complied in all material respects with all applicable laws (including rules, regulations, codes, plans, injunctions, judgments, orders, decrees, rulings, and charges thereunder) of all Governmental Authorities, and no action, suit, proceeding, hearing, investigation, charge, complaint, claim, demand, or notice has been filed or commenced against the Company alleging any failure so to comply. To the Seller's knowledge, neither the Company, nor any officer, director, employee, consultant or agent of the Company has made, directly or indirectly, any payment or promise to pay, or gift or promise to give or authorized such a promise or gift, of any money or anything of value, directly or indirectly, to any governmental official, customer or supplier for the purpose of influencing any official act or decision of such official, customer or supplier or inducing him, her or it to use his, her or its influence to affect any act or decision of a Governmental Authority or customer, under circumstances which could subject the Company or any officers, directors, employees or consultants of the Company to administrative or criminal penalties or sanctions.

            (i) TAX MATTERS. Except as set forth in Schedule 4(i):

                  (i) The Company has filed all Tax Returns that it was required to file. All such Tax Returns were correct and complete in all respects. All
Taxes owed by the Company have been paid. The Company is not currently the beneficiary of any extension of time within which to file any Tax Return. No claim has ever been made by an authority in a jurisdiction where the Company does not file Tax Returns that it is or may be subject to taxation by that jurisdiction. There are no Security Interests on any of the assets of the Company that arose in connection with any failure (or alleged failure) to pay any Tax.

                  (ii) The Company has withheld and paid all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder, or other third party.

                  (iii) The Seller does not expect any authority to assess any additional Taxes for any period for which Tax Returns have been filed. There is no dispute or claim concerning any Liability with respect to any Taxes of the Company either (A) claimed or raised by any authority in writing or (B) as to which the Seller has knowledge based upon personal contact with any agent of such authority. No Tax Returns of the Company have ever been audited or are currently the subject of an audit. The Seller has delivered to the Buyer correct and complete copies of all federal and state income and other material Tax Returns, examination reports, and statements of deficiencies assessed against or agreed to by the Company since inception.

                  (iv) The Company has not waived any statute of limitations in respect of Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency.

                  (v) The Company has not filed consent under Code Section 341(f) concerning collapsible corporations. The Company has not made any payments, is not obligated to make any payments, and is not a party to any agreement that under certain circumstances could obligate it to make any payments that will not be deductible under Code Section 280G. The Company has not been a United States real property holding corporation within the meaning of Code Section 897(c) (2) during the applicable period specified in Code Section 897(c) (1) (A) (ii). The Company is not a party to any Tax allocation or sharing agreement. The Company (A) is not and has not been a member of an Affiliated Group filing a consolidated federal income Tax Return and (B) does not have any Liability for the Taxes of any Person under Reg. Section 1.1502-6 (or any similar provision of state, local, or foreign law), as a transferee or successor, by contract, or otherwise.

            (j) Employee Matters. The Company has no employees. The officers and directors of the Company named in the SEC Reports handle the affairs of the Company. None of such officers and directors is owed any compensation for any services provided to the Company. The Company has no obligation in respect of employee benefits payable to current or former employees, officers or directors. There is no existing or, to the best of the knowledge of the Company and the Seller, threatened, labor strikes or labor disputes, grievances, controversies or other labor troubles affecting the Company or its business.

            (k) DISCLOSURE. No representation or warranty by the Seller contained in this Agreement, and no statement contained in the any document, certificate or other instrument delivered or to be delivered by or on behalf of the Seller pursuant to this Agreement, contains or will contain any untrue statement of a material fact or omit or will omit to state any material fact necessary, in light of the circumstances under which it was or will be made, in order to make the statements herein or therein not misleading.

      5. PRE-CLOSING COVENANTS. The Parties agree as follows with respect to the period between the execution of this Agreement and the Closing.

            (a) GENERAL. Each of the Parties will use his or its best efforts to take all action and to do all things necessary, proper, or advisable in order to consummate and make effective the transactions contemplated by this Agreement (including satisfaction, but not waiver, of the closing conditions set forth in Section 7 below).

            (b) NOTICES AND CONSENTS. The Seller will cause the Company to give any notices to third parties, and will cause the Company to use its best efforts to obtain any third party consents, that the Buyer may reasonably request. Each of the Parties will (and the Seller will cause the Company to) give any notices to, make any filings with, and use its best efforts to obtain any authorizations, consents, and approvals of Governmental Authorities necessary in order to consummate the transactions contemplated hereby. The parties acknowledge that SEC Rule 14f-1 under the Securities Exchange Act requires that an information statement containing certain specified disclosures be filed with the SEC and mailed to the Company's shareholders at least 10 days before any person designated by Buyer can become a director of the Company. Buyer and Seller agree to cooperate fully with the Company in the preparation and filing of such information statement and to provide all information therefor respectively needed from them in a timely manner, so as not to cause undue delay in the filing of the information statement or any amendment thereto. Otherwise, neither the Company nor Seller is aware of any third party consent nor other filing or notice to third parties that is necessary in respect of this Agreement.

            (c) OPERATION OF BUSINESS. The Seller will not cause or permit the Company to engage in any practice, take any action, or enter into any transaction outside the Ordinary Course of Business. Without limiting the generality of the foregoing, the Seller will not cause or permit the Company to
(i) declare, set aside, or pay any dividend or make any distribution with respect to its capital stock or redeem, purchase, or otherwise acquire any of its capital stock except as otherwise expressly specified herein, (ii) issue, sell, or otherwise dispose of any of its capital stock, or grant any options, warrants, preemptive or other rights to purchase or obtain (including upon conversion, exchange, or exercise) any of its capital stock, (iii) make any capital expenditures, loans, or incur any other obligations or liabilities, (iv) enter into any agreements involving expenditures individually, or in the aggregate, of more than $1,000 (other than agreements for professional services which will be paid in full at or prior to the Closing) (v) make any payment of interest or principal on the Promissory Note or (vi) otherwise engage in any practice, take any action, or enter into any transaction out of the ordinary course of business.

            (d) PRESERVATION OF BUSINESS. The Seller will cause the Company to keep its business and properties substantially intact, including the filing of all reports required to be filed with the Securities and Exchange Commission and the NASD in order to maintain the Company's status as a reporting company and in order to continue the quotation of the Company's Common Stock on the NASD's Over-the-Counter Bulletin Board.

            (e) FULL ACCESS. The Seller will permit, and the Seller will cause the Company to permit, representatives of the Buyer to have full access at all reasonable times, to all properties, personnel, accountants, suppliers, and third party service providers, books, records (including Tax records), contracts, and documents of or pertaining to the Company.

            (f) NOTICE OF DEVELOPMENTS. The Seller will give prompt written notice to the Buyer of any material adverse development causing a breach of any of the representations and warranties in Section 4 above. Each Party will give prompt written notice to the others of any material adverse development causing a breach of any of his own representations and warranties in Section 3 above. No disclosure by any Party pursuant to this Section 5(f), however, shall be deemed to amend or supplement the disclosures contained in the Schedules hereto or to prevent or cure any misrepresentation, breach of warranty, or breach of covenant.

      6. POST-CLOSING COVENANTS. The Parties agree as follows with respect to the period following the Closing.

            (a) GENERAL. In case at any time after the Closing any further action is necessary or desirable to carry out the purposes of this Agreement, each of the Parties will take such further action (including the execution and delivery of such further instruments and documents) as any other Party may reasonably request, all at the sole cost and expense of the requesting Party (unless the requesting Party is entitled to indemnification therefor under Section 8 below). The Seller acknowledges and agrees that from and after the Closing the Buyer will be entitled to possession of all documents, books, records (including Tax records), agreements, and financial data of any sort relating to the Company.

            (b) LITIGATION SUPPORT. In the event and for so long as any Party actively is contesting or defending against any action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand in connection with
(i) any transaction contemplated under this Agreement or (ii) any fact, situation, circumstance, status, condition, activity, practice, plan, occurrence, event, incident, action, failure to act, or transaction on or prior to the Closing Date involving the Company, the other Party will cooperate with him or it and his or its counsel in the contest or defense, make available their personnel, and provide such testimony and access to their books and records as shall be necessary in connection with the contest or defense, all at the sole cost and expense of the contesting or defending Party (unless the contesting or defending Party is entitled to indemnification therefor under Section 8 below).

            (c) TRANSITION. The Seller will not take any action that is designed or intended to have the effect of discouraging any lessor, licensor, customer, supplier, or other business associate of the Company from maintaining the same business relationships with the Company after the Closing as it maintained with the Company prior to the Closing.

            (d) Name Change. As soon as practicable following the Closing (and in any event within 180 days following the Closing), the Company shall, and the Buyer shall cause the Company to, file with appropriate governmental authorities amendments to the Company's certificate of incorporation and other organizational documents to change the Company's name to any name other than "AMCO Transport Holdings, Inc." or any name including the word "AMCO" or that is otherwise confusingly similar to the name AMCO Transport Holdings, Inc. The
Buyer and the Company shall coordinate with the Seller and give the Seller sufficient notice regarding the name change such that the Seller will be able to reserve such name in the State of Delaware for use by the Seller.

      7. CONDITIONS TO OBLIGATION TO CLOSE.

            (a) CONDITIONS TO OBLIGATION OF THE BUYER. The obligation of the Buyer to consummate the transactions to be performed by him in connection with the Closing is subject to satisfaction of the following conditions:

                  (i) the representations and warranties set forth in Section 3(a) and Section 4 above shall be true and correct in all material respects at and as of the Closing Date;

                  (ii) the Seller shall have performed and complied with all of his covenants hereunder in all material respects through the Closing;

                  (iii) the Company shall have procured all of the third party consents specified in Section 5(b) above;

                  (iv) no action, suit, or proceeding shall be pending or threatened before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling, or charge would (A) prevent consummation of any of the transactions contemplated by this Agreement,
(B) cause any of the transactions contemplated by this Agreement to be rescinded following consummation, (C) affect adversely the right of the Buyer to own the Shares and to control the Company, or (D) affect adversely the right of the Company to own its assets and to operate its businesses (and no such injunction, judgment, order, decree, ruling, or charge shall be in effect);

                  (v) the Seller shall have delivered to the Buyer a certificate to the effect that (A) each of the conditions specified above in Section 7(a)(i)-(iv) is satisfied in all respects, and (B) as of the Closing, the Company has no Liabilities or Indebtedness other than under the Promissory Note;

                  (vi) the Buyer shall have received evidence satisfactory to the Buyer that the Share Exchange Agreement between the Company and the Seller dated June 28, 2002, as amended, has been terminated on terms under which the Company incurs no liability towards Seller or any other party as a result of such termination;

                  (vii) the Buyer shall have received the resignations, effective as of the tenth (10th) day following the filing by the Company of a
Schedule 14f-1 information statement with the Securities and Exchange Commission, of each director of the Company and the Buyer shall have received the resignations, effective as of the Closing, of each officer of the Company. The designees specified by the Buyer shall have been appointed as officers of the Company;

                  (viii) there shall not have been any occurrence, event, incident, action, failure to act, or transaction since December 31, 2003 which has had or is reasonably likely to cause a material adverse effect on the business, assets, properties, financial condition, results of operations or prospects of the Company;

                  (ix) the Buyer shall have completed its business, accounting and legal due diligence review of the Company, and the results thereof shall not have revealed any breach of this Agreement by Seller or the Company, nor that any representation or warranty of Seller or the Company in this Agreement is false;

                  (x) the Buyer shall have received such pay-off letters and releases relating to Indebtedness and Liabilities as it shall have requested and such pay-off letters shall be in form and substance satisfactory to it;

                  (xi) the Buyer shall have conducted UCC, judgment lien and tax lien searches with respect to the Company, the results of which indicate no liens on the assets of the Company;

                  (xii) the Company shall have delivered its Certificate of Incorporation and bylaws, both as amended to the Closing Date, certified by the Secretary of the Company and the Company shall deliver to the Buyer the Company's original minute book and corporate seal and all other original corporate documents;

                  (xiii) the Company shall deliver to the Buyer a Certificate of Good Standing in respect of the Company issued by the Delaware Secretary of State dated no earlier than 5 days prior to the closing.

                  (xiv) the Company shall have filed all of the reports required to be filed under the Exchange Act during the 12 months preceding the Closing (or such shorter period as the Company was required to file such reports) and the Company shall have otherwise met all of the requirements of Rule 144(c) of the Securities Act;

                  (xv) the Company shall have maintained at and immediately after the Closing its status as a company whose Common Stock is quoted on the OTC Bulletin Board that is maintained by the National Association of Securities Dealers, Inc.; and

                  (xvi) all actions to be taken by the Seller in connection with consummation of the transactions contemplated hereby and all certificates, opinions, instruments, and other documents required to effect the transactions contemplated hereby will be satisfactory in form and substance to the Buyer.

      The Buyer may waive any condition specified in this Section 7(a) at or prior to the Closing in writing executed by the Buyer.

            (b) CONDITIONS TO OBLIGATION OF THE SELLER. The obligation of the Seller to consummate the transactions to be performed by it in connection with the Closing is subject to satisfaction of the following conditions:

                  (i) the representations and warranties set forth in Section 3(b) above shall be true and correct in all material respects at and as of the Closing Date;

                  (ii) the Buyer shall have performed and complied with all of its covenants hereunder in all material respects through the Closing;

                  (iii) no action, suit, or proceeding shall be pending or threatened before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling, or charge would (A) prevent consummation of any of the transactions contemplated by this Agreement or (B) cause any of the transactions contemplated by this Agreement to be rescinded following consummation (and no such injunction, judgment, order, decree, ruling, or charge shall be in effect);

                  (iv)  the  Buyer  shall  have   delivered   to  the  Seller  a
certificate to the effect that each of the conditions specified above in Section 7(b) (i)-(iii) is satisfied in all respects;

                  (v) all actions to be taken by the Buyer in connection with consummation of the transactions contemplated hereby and all certificates, opinions, instruments, and other documents required to effect the transactions contemplated hereby will be satisfactory in form and substance to the Seller.

      The Seller may waive any condition specified in this Section 7(b) at or prior to the Closing in writing executed by the Seller.

      8. REMEDIES FOR BREACHES OF THIS AGREEMENT.

            (a)  SURVIVAL  OF  REPRESENTATIONS   AND  WARRANTIES.   All  of  the
representations and warranties of the Parties shall survive the Closing hereunder (even if a Party knew or had reason to know of any misrepresentation or breach of warranty by another Party at the time of Closing) and continue in full force and effect for a period of eighteen (18) months thereafter.

            (b) INDEMNIFICATION PROVISIONS FOR BENEFIT OF THE BUYER.

                  (i) In the event the Seller breaches (or in the event any third party alleges facts that, if true, would mean the Seller has breached) any of its representations, warranties, and covenants contained herein, and, if there is an applicable survival period pursuant to Section 8(a) above, provided that the Buyer makes a written claim for indemnification against the Seller within such survival period, then the Seller shall indemnify the Buyer from and against the entirety of any Adverse Consequences the Buyer may suffer through and after the date of the claim for indemnification (including any Adverse Consequences the Buyer may suffer after the end of any applicable survival period) resulting from, arising out of, relating to, in the nature of, or caused by the breach (or the alleged breach).

                  (ii) The Seller shall indemnify the Buyer from and against the entirety of any Adverse Consequences the Buyer may suffer resulting from, arising out of, relating to, in the nature of, or caused by any Liability of the Company (whether or not accrued or otherwise disclosed) (x) for any Taxes of the Company with respect to any Tax year or portion thereof ending on or before the Closing Date (or for any Tax year beginning before and ending after the Closing Date to the extent allocable to the portion of such period beginning before and ending on the Closing Date) and (y) for the unpaid Taxes of any Person (other than the Company) under Section 1.1502-6 of the Regulations adopted under the Code (or any similar provision of state, local, or foreign law), as a transferee or successor, by contract, or otherwise.

                  (iii) The Seller shall indemnify the Buyer from and against the entirety of any Liabilities arising out of the ownership of the Shares or operation of the Company prior to the Closing.

                  (iv) The Seller shall indemnify the Buyer from and against the entirety of any Adverse Consequences the Buyer may suffer resulting from, arising out of, relating to, in the nature of, or caused by any Indebtedness of the Company existing as of the Closing Date after adjustment pursuant to Section 2(d).

            (c) INDEMNIFICATION PROVISIONS FOR BENEFIT OF THE SELLER. In the event the Buyer breaches (or in the event any third party alleges facts that, if true, would mean the Buyer has breached) any of its representations, warranties, and covenants contained herein, and, if there is an applicable survival period pursuant to Section 8(a) above, provided that the Seller makes a written claim for indemnification against the Buyer within such survival period, then the Buyer shall indemnify the Seller from and against the entirety of any Adverse Consequences the Seller may suffer through and after the date of the claim for indemnification (including any Adverse Consequences the Seller may suffer after the end of any applicable survival period) resulting from, arising out of, relating to, in the nature of, or caused by the breach (or the alleged breach).

            (d) MATTERS INVOLVING THIRD PARTIES.

                  (i) If any third party shall notify any Party (the "Indemnified Party") with respect to any matter (a "Third Party Claim") which may give rise to a claim for indemnification against any other Party (the "Indemnifying Party") under this Section 8, then the Indemnified Party shall promptly notify each Indemnifying Party thereof in writing; provided, however, that no delay on the part of the Indemnified Party in notifying any Indemnifying Party shall relieve the Indemnifying Party from any obligation hereunder unless (and then solely to the extent) the Indemnifying Party thereby is prejudiced.

                  (ii) Any Indemnifying Party will have the right to defend the Indemnified Party against the Third Party Claim with counsel of its choice reasonably satisfactory to the Indemnified Party so long as (A) the Indemnifying Party notifies the Indemnified Party in writing within 10 days after the
Indemnified   Party  has  given  notice  of  the  Third  Party  Claim  that  the
Indemnifying Party will indemnify the Indemnified Party from and against the entirety of any Adverse Consequences the Indemnified Party may suffer resulting from, arising out of, relating to, in the nature of, or caused by the Third Party Claim, (B) the Indemnifying Party provides the Indemnified Party with evidence reasonably acceptable to the Indemnified Party that the Indemnifying Party will have the financial resources to defend against the Third Party Claim and fulfill its indemnification obligations hereunder, (C) the Third Party Claim involves only money damages and does not seek an injunction or other equitable relief, (D) settlement of, or an adverse judgment with respect to, the Third Party Claim is not, in the good faith judgment of the Indemnified Party, likely to establish a precedential custom or practice adverse to the continuing business interests of the Indemnified Party, and (E) the Indemnifying Party conducts the defense of the Third Party Claim actively and diligently.

                  (iii) So long as the Indemnifying Party is conducting the defense of the Third Party Claim in accordance with Section 8(d)(ii) above, (A) the Indemnified Party may retain separate co-counsel at its sole cost and expense and participate in the defense of the Third Party Claim, (B) the Indemnified Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnifying Party (not to be withheld unreasonably), and (C) the Indemnifying Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnified Party (not to be withheld unreasonably).

                  (iv) In the event any of the conditions in Section 8(d)(ii) above is or becomes unsatisfied, however, (A) the Indemnified Party may defend against, and consent to the entry of any judgment or enter into any settlement with respect to, the Third Party Claim in any manner it reasonably may deem appropriate (and the Indemnified Party need not consult with, or obtain any consent from, any Indemnifying Party in connection therewith), (B) the
Indemnifying Parties will reimburse the Indemnified Party promptly and periodically for the costs of defending against the Third Party Claim (including attorneys' fees and expenses), and (C) the Indemnifying Parties will remain responsible for any Adverse Consequences the Indemnified Party may suffer resulting from, arising out of, relating to, in the nature of, or caused by the Third Party Claim to the fullest extent provided in this Section 8.

            (e) OTHER INDEMNIFICATION PROVISIONS. The Seller hereby indemnifies the Company against any and all claims that may be filed by a current or former officer, director or employee of the Seller by reason of the fact that such person was a director, officer, employee, or agent of the Company or was serving the Company at the request of the Seller or the Company as a partner, trustee, director, officer, employee, or agent of another entity, whether such claim is for accrued salary, compensation, indemnification, judgments, damages, penalties, fines, costs, amounts paid in settlement, losses, expenses, or otherwise and whether such claim is pursuant to any statute, charter document, bylaw, agreement, or otherwise) with respect to any action, suit, proceeding, complaint, claim, or demand brought against the Company (whether such action, suit, proceeding, complaint, claim, or demand is pursuant to an agreement, applicable law, or otherwise).

      9. TAX MATTERS. The following provisions shall govern the allocation of responsibility as between the Buyer and the Seller for certain tax matters following the Closing Date. Seller has caused federal and applicable state tax returns to be filed for the Company covering the year ended December 31, 2003, and no taxes were owed under any such returns. Buyer shall cause the Company to prepare and file all tax returns due for 2004 and subsequent years.

            (a) COOPERATION ON TAX MATTERS. Seller has provided to the Buyer copies of all tax returns in Seller's possession filed by the Company and of all books and records of the Company in Seller's possession. Seller also agrees to cooperate with Buyer and the Company to answer his questions regarding all tax returns filed by the Company while Seller was a majority shareholder of the Company.

            (b) TAX SHARING AGREEMENTS. There are not now and there never have been any tax sharing agreements in place involving the Company.

            (c) CERTAIN TAXES. All transfer, documentary, sales, use, stamp, registration and other such Taxes and fees (including any penalties and interest) incurred in connection with this Agreement shall be paid by the Seller when due, and Seller will, at his own expense, file all necessary Tax Returns and other documentation with respect to all such transfer, documentary, sales, use, stamp, registration and other Taxes and fees, and, if required by applicable law, the Buyer will, and will cause its affiliates to, join in the execution of any such Tax Returns and other documentation.

      10. TERMINATION.

            (a) TERMINATION OF AGREEMENT. The Parties may terminate this Agreement as provided below:

                  (i) the Buyer and the Seller may terminate this Agreement by mutual written agreement at any time prior to the Closing;

                  (ii) the Buyer may terminate this Agreement by giving written notice to the Seller at any time prior to the Closing if (A) the aggregate of the Company's Liabilities and Indebtedness, (other than under the Promissory
Note) is equal to, or exceeds $50,000 as provided in Section 2 (d) above; (B) in the event the Seller has breached any material representation, warranty, or covenant contained in this Agreement in any material respect and the Buyer has notified the Seller of the breach, and the breach has continued without cure for a period of 10 days after the notice of breach or (C) if the Closing shall not have occurred on or before July 16, 2004 by reason of the failure of any condition precedent under Section 7(a) hereof (unless the failure results primarily from the Buyer itself breaching any representation, warranty, or covenant contained in this Agreement); and

                  (iii) the Seller may terminate this Agreement by giving written notice to the Buyer at any time prior to the Closing (A) in the event the Buyer has breached any material representation, warranty, or covenant contained in this Agreement in any material respect, the Seller has notified the Buyer of the breach, and the breach has continued without cure for a period of 10 days after the notice of breach or (B) if the Closing shall not have occurred on or before July 16, 2004, by reason of the failure of any condition precedent under Section 7(b) hereof (unless the failure results primarily from the Seller himself breaching any representation, warranty, or covenant contained in this Agreement).

            (b) EFFECT OF TERMINATION.  If this Agreement terminates pursuant to
Section 10(a)(i), 10(a)(ii) or 10(a)(iii) above, all rights and obligations of the Parties hereunder shall terminate without any Liability of any Party to any other Party, except for any Liability of a Party that is then in breach.

      11. [RESERVED]

      12. MISCELLANEOUS.

            (a) FACSIMILE EXECUTION AND DELIVERY. Facsimile execution and delivery of this Agreement is legal, valid and binding execution and delivery for all purposes.

            (b) PRESS RELEASES AND PUBLIC ANNOUNCEMENTS. No Party shall issue any press release or make any public announcement relating to the subject matter of this Agreement without the prior written approval of the other Party; provided, however, that any Party may make any public disclosure it believes in good faith is required by applicable law or any listing or trading agreement concerning its publicly-traded securities (in which case the disclosing Party will use its best efforts to advise the other Parties prior to making the disclosure).

            (c) NO THIRD-PARTY BENEFICIARIES. This Agreement shall not confer any rights or remedies upon any Person other than the Parties and their respective successors and permitted assigns.

            (d) ENTIRE AGREEMENT. This Agreement (including the documents referred to herein) constitutes the entire agreement among the Parties and supersedes any prior understandings, agreements, or representations by or among the Parties, written or oral, other than the Escrow Agreement, to the extent they related in any way to the subject matter hereof.

            (e) SUCCESSION AND ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the Parties named herein and their respective successors and permitted assigns. No Party may assign either this Agreement or any of his or its rights, interests, or obligations hereunder without the prior written approval of the Buyer and the Seller; provided, however, that the Buyer may (i) assign any or all of its rights and interests hereunder to one or more of its Affiliates, and (ii) designate one or more of its Affiliates to perform its obligations hereunder, but no such assignment shall operate to release Buyer or a successor from any obligation hereunder unless and only to the extent that Seller agrees in writing.

            (f) COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

            (g) HEADINGS. The Section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

            (h) NOTICES. All notices, requests, demands, claims, and other communications hereunder will be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given if (and then two business days after) it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:

      If to the Seller:

         Shu Keung Chui
         7/F, Shum Tower
         268 Des Voeux Road Central
         Sheung Wan, HK


         With copy to:

         John Shen Lin, CEO
         CBC International Corporation
         201 S. Lake Ave. Suite # 302
         Pasadena, CA  91101


         With copy to:

         Falk & Shaff, LLP
         18881 Von Karman Ave, Suite 1400
         Irvine, CA 92612
         Attn: Paul J. Barnard, Esq.

      If to the Buyer:

         Bestway Coach Express Inc.
         2 Mott Street
         7th Floor
         New York, New York 10013
         Attention: Wilson Cheng

         With copy to:

         Thelen Reid & Priest LLP
         701 Pennsylvania Avenue, N.W.
         Washington, DC  20004
         Attention: Louis A. Bevilacqua, Esq.


      Any Party may send any notice, request, demand, claim, or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any Party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other Parties notice in the manner herein set forth.

            (i) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

            (j) AMENDMENTS AND WAIVERS. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by the Buyer and the Seller. No waiver by any Party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

            (k) SEVERABILITY. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

            (l) EXPENSES. Each of the Parties and the Company will bear his or its own costs and expenses (including legal fees and expenses) incurred in connection with this Agreement and the transactions contemplated hereby. The Seller agrees that the Company has not borne or will not bear any of the Seller's costs and expenses (including any of his legal fees and expenses) in connection with this Agreement or any of the transactions contemplated hereby.

            (m) CONSTRUCTION. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state or local statute or law shall be deemed also to refer to all rules and regulations
promulgated  thereunder,   unless  the  context  requires  otherwise.  The  word
"including" shall mean including without limitation. The Parties intend that each representation, warranty, and covenant contained herein shall have independent significance. If any Party has breached any representation, warranty, or covenant contained herein in any respect, the fact that there exists another representation, warranty, or covenant relating to the same subject matter (regardless of the relative levels of specificity) which the Party has not breached shall not detract from or mitigate the fact that the Party is in breach of the first representation, warranty, or covenant. Nothing in the disclosure Schedules attached hereto shall be deemed adequate to disclose an exception to a representation or warranty made herein, however, unless the disclosure Schedules identifies the exception with particularity and describes the relevant facts in detail. Without limiting the generality of the foregoing, the mere listing (or inclusion of a copy) of a document or other item in the disclosure Schedules or supplied in connection with the Buyer's due diligence review, shall not be deemed adequate to disclose an exception to a representation or warranty made herein (unless the representation or warranty has to do with the existence of the document or other item itself).

            (n) INCORPORATION OF EXHIBITS AND SCHEDULES. The Exhibits and Schedules identified in this Agreement are incorporated herein by reference and made a part hereof.

            (o) SPECIFIC PERFORMANCE. Each of the Parties acknowledges and agrees that the other Parties would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached. Accordingly, each of the Parties agrees that the other Parties shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof in any action instituted in any court of the United States or any state thereof having jurisdiction over the Parties and the matter (subject to the provisions set forth in Section 12(p) below), in addition to any other remedy to which they may be entitled, at law or in equity.

            (p) SUBMISSION TO JURISDICTION. Each of the Parties submits to the jurisdiction of any state or federal court sitting in Orange County, California, in any action or proceeding arising out of or relating to this Agreement and agrees that all claims in respect of the action or proceeding may be heard and determined in any such court. Each of the Parties waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety, or other security that might be required of any other Party with respect thereto. Any Party may make service on any other Party by sending or delivering a copy of the process to the Party to be served at the address and in the manner provided for the giving of notices in Section 12(h) above. Nothing in this Section 12(p), however, shall affect the right of any Party to bring any action or proceeding arising out of or relating to this Agreement in any other court or to serve legal process in any other manner permitted by law or at equity. Each Party agrees that a final judgment in any action or proceeding so brought shall be conclusive and may be enforced by suit on the judgment or in any other manner provided by law or at equity.

            (q) BUYER ACKNOWLEDGES REGISTRATION RIGHTS. Buyer and the Company acknowledge that the Company has unilaterally locked up certain of its outstanding common shares without the agreement or consent of such holders, which include among others 1,282,872 Common Stock shares held by Stephen M. Siedow and his transferees (the "Lock-up Shares"), all of which shares may under the terms of such lock-up only be resold upon registration under the Securities Act or pursuant to an available exemption from Securities Act registration requirements. Schedule 12(q) sets forth a list of shareholders affected by the lock-up and the number of shares held by such person. Buyer and the Company acknowledge and agree that the Company has granted to the holders of the Lock-Up Shares piggyback registration rights pursuant to which the Company must at its sole expense register the Lock-Up Shares under the Securities Act in the event the Company files any registration statement thereunder which registers the offer and sale of its securities for cash.

      IN WITNESS WHEREOF, the undersigned Parties have executed this Stock Purchase Agreement as of the date first above written.


SELLER

BESTWAY COACH EXPRESS, INC.

/S/ WILSON CHENG
-----------------------
Wilson Cheng, President


BUYER

/S/ SHU KEUNG CHUI
------------------
Shu Keung Chui


COMPANY

AMCO TRANSPORT HOLDINGS, INC.

/S/ WILSON CHENG
-----------------------
Wilson Cheng, President

                                   APPENDIX A

DEFINITIONS

      As used herein, the following terms have the respective meanings set forth below:

      "Adverse Consequences" means all actions, suits, proceedings, hearings, investigations, charges, complaints, claims, demands, injunctions, judgments, orders, decrees, rulings, damages, dues, penalties, fines, costs, amounts paid in settlement, Liabilities, obligations, Taxes, liens, losses, lost value, expenses, and fees, including court costs and attorneys' fees and expenses.

      "Affiliate" has the meaning set forth in Rule 12b-2 of the regulations promulgated under the Securities Exchange Act.

      "Affiliated  Group" means any affiliated  group within the meaning of Code
Section 1504(a) or any similar group defined under a similar provision of state or local law.

      "Buyer" has the meaning set forth in the preface above.

      "Closing" has the meaning set forth in Section 2(e) above.

      "Closing Date" has the meaning set forth in Section 2(e) above.

      "Code" means the Internal Revenue Code of 1986, as amended.

      "Company" means AMCO Transport Holdings, Inc., a Delaware Corporation.

      "Disclosure Schedule" means the list schedules provided pursuant to this Agreement, each Schedule to be numbered to correspond with the numbers of the
Section in the Agreement to which it relates.

      "Financial Statements" means the audited and unaudited accounting records contained in the SEC Reports.

      "Governmental Authority" means any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, or any court of the United States of America or any political subdivision thereof, or of any other country.

      "Indebtedness" of any Person means, in each case whether or not accrued on the books of such Person, (a) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services, (b) all obligations of such Person upon which interest charges are customarily paid or which are evidenced by notes, bonds, debentures, credit agreements or similar agreements or investments, (c) all obligations of such Person under conditional sale or other title retention agreements relating to property or assets purchased by such Person, (d) all obligations of such Person under capitalized leases, (e) all obligations of such Person in respect of acceptances, letters of credit or letters of guaranty issued or created for the account of such Person, and (f) all liabilities secured by any Security Interest on any property owned by such Person, whether or not such Person has assumed or otherwise become liable for the payment thereof.

      "Indemnified Party" has the meaning set forth in Section 8(d) (i) above.

      "Indemnifying Party" has the meaning set forth in Section 8(d) (i) above.

      "Liability" means any liability (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due), including any liability for Taxes.

      "Ordinary Course of Business" means the ordinary course of business consistent with past custom and practice (including with respect to quantity and frequency).

      "Parties" has the meaning set forth in the preface above.

      "Person" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, or a governmental entity (or any department, agency, or political subdivision thereof).

      "Promissory Note" has the meaning set forth in the recitals above.

      "Purchase Price" has the meaning set forth in Section 2(b) above.

      "SEC Reports" has the meaning set forth in Section 4(a).

      "Securities Act" means the Securities Act of 1933, as amended.

      "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended.

      "Security Interest" means any adverse claim, mortgage, pledge, lien, encumbrance, option, restriction on transfer, easement, right of way, matter of survey, charge, or other security interest, whether perfected by a filing of a UCC-1 financial statement or otherwise.

      "Seller" has the meaning set forth in the preface above.

      "Shares" has the meaning set forth in the recitals above.

      "Subsidiary" means any corporation with respect to which a specified Person (or a Subsidiary thereof) owns a majority of the common stock or has the power to vote or direct the voting of sufficient securities to elect a majority of the directors.

      "Tax" means any federal, state or local income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental (including taxes under Code Section 59A), customs duties, capital stock, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated, or other tax of any kind whatsoever, including any interest, penalty, or addition thereto, whether disputed or not.

      "Tax Liability" has the meaning set forth in Section 4(h) (iii) above.

      "Tax Return" means any return, declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

      "Third Party Claim" has the meaning set forth in Section 8(d) (i) above.